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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated February 7, 2000, included in the Annual Report on Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File No. 333-2914 and on Form S-3 File No. 333-57281.


                                                       ARTHUR ANDERSEN LLP


Dallas, Texas
March 24, 2000